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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

      IN CONNECTION WITH THE ACCOMPANYING ANNUAL REPORT ON FORM 10-K OF ENERGY WEST, INCORPORATED FOR THE YEAR ENDED JUNE 30, 2004, I, M. SHAWN SHAW, PRINCIPAL FINANCIAL OFFICER OF ENERGY WEST, INCORPORATED, HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT TO MY KNOWLEDGE:

      (1) SUCH ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 COMPLIES WITH THE REQUIREMENTS OF SECTION 13(a) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

      (2) THE INFORMATION CONTAINED IN SUCH ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ENERGY WEST, INCORPORATED.

DATE: DECEMBER 17, 2004                        /s/ M. SHAWN SHAW
                                               --------------------------------
                                               M. SHAWN SHAW
                                               PRINCIPAL FINANCIAL OFFICER